                                                                   Exhibit 10.38

                     ADDENDUM TO LEASES DATED AUGUST 8, 1991
                BETWEEN MONTBELL ASSOCIATES now known as MONTBELL
                      ASSOCIATES, L.L.C., as LANDLORD, and
                            H-POWER CORP., as TENANT.

            IT IS AGREED by and between the parties hereto that:

            (A) So long as the Tenant is not in default under any of the terms and conditions of the above mentioned lease, the Tenant and Landlord agree to modify the terms and conditions of the lease as set forth in Schedule "A" below.

All other terms and conditions of the Lease except as expressly provided for herein shall remain unchanged and in full force and effect.

                                 SCHEDULE "A"
                                RENTAL SCHEDULE

         DATE                      ANNUALLY                     MONTHLY
08/01/96 TO 07/31/97              $58,250.00                   $4,687.50
08/01/97 TO 07/31/98              $58,250.00                   $4,687.50
08/01/98 TO 07/31/99              $58,250.00                   $4,687.50


                                OPTION TO RENEW

      So long as the Tenant is not in default under any of the terms and conditions of this Lease, the Tenant may extend this Addendum for an additional two (2) year period at the rentals set forth in Schedule "B" below. Tenant must notify Landlord of its intention to so renew in writing, certified mail, return receipt requested, during the 30th month of this Addendum.

All other terms and conditions of the Lease except as expressly provided for herein shall remain unchanged and in full force and effect.

                                 SCHEDULE "B"
                                RENTAL SCHEDULE

         DATE                      ANNUALLY                     MONTHLY
08/01/99 TO 07/31/00              $58,250.00                   $4,687.50
08/01/00 TO 07/31/01              $58,250.00                   $4,687.50


      IN WITNESS WHEREOF, the Parties hereto have hereunto set their hands and seals or caused these presents to be signed by their proper corporate officers.

DATED: April 4, 1996


Witness:

                                          /s/ Robert H. Koch
-----------------------------             ------------------------------
As To Landlord                            Montbell Associates, L.L.C.
                                              Landlord



                                          /s/ R. C. Cope
-----------------------------             ------------------------------
As to Tenant                              H-Power Corp.
                                              Tenant